                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 11, 2003
                Date of Report (Date of Earliest Event Reported)

                           SCHERING-PLOUGH CORPORATION
             (Exact name of registrant as specified in its charter)

              NEW JERSEY                                1-6571                               22-1918501
     (State or other jurisdiction              (Commission File Number)                     (IRS Employer
           of incorporation)                                                           Identification Number)

                            2000 GALLOPING HILL ROAD
                              KENILWORTH, NJ 07033
          (Address of principal executive offices, including Zip Code)

                                 (908) 298-4000
              (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.  The following exhibit is filed with this 8-K:

99.1  August 2003 Investor Frequently Asked Questions and Answers (FAQs)



ITEM 9.  REGULATION FD DISCLOSURE

Schering-Plough investors have indicated interest in various questions. A list of questions and Schering-Plough's responses, titled "August 2003 Investor Frequently Asked Questions and Answers" (FAQs), is attached as Exhibit 99.1.

We may discuss the information in the FAQs from time to time with investors. We are also posting the FAQs on the Schering-Plough Investor Relations Web Site, at www.ir.schering-plough.com in the section titled "Investor FAQs," so that all investors may access the FAQs.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By:/s/ Thomas H. Kelly
-----------------------------
Thomas H. Kelly
Vice President and Controller

Date:  August 11, 2003

Exhibit Index

The following exhibit is filed with this 8-K:

99.1  August 2003 Investor Frequently Asked Questions and Answers (FAQs)